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                               EXHIBIT NO. 10(B)
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                               AMENDMENT NO. 1 TO

                          THE PROGRESSIVE CORPORATION

                           1994 EXECUTIVE BONUS PLAN
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                                AMENDMENT NO. 1
                                       TO
                          THE PROGRESSIVE CORPORATION
                           1994 EXECUTIVE BONUS PLAN


1. Paragraph 5 of The Progressive Corporation 1994 Executive Bonus Plan is hereby amended to read as follows:

         "5. The salary of each Plan participant shall be as established by the Committee prior to commencement of the Plan year (or prior to April 1, 1994 with respect to the 1994 Plan year), and will be determined through market analysis based on data reported in published national compensation surveys. For purposes of the Plan, "salary" and "Paid Salary" shall include regular, vacation, sick, holiday and funeral pay received by the participant for work or services performed by the participant as an officer or employee of Progressive and the earnings replacement component of any worker's compensation award, but shall not include any (a) short-term or long-term disability payments, (b) lump sum merit adjustments or (c) discretionary bonus payments made to the participant."

2. This Amendment No. 1 is effective for the 1994 Plan year and for each Plan year thereafter.